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                                                                   EXHIBIT 10.52

             MASTER TOWER SPACE RESERVATION AND LICENSE AGREEMENT
             ----------------------------------------------------

     This Master Tower Space Reservation and License Agreement (this "Agreement') is entered into as of the 19th day February, 1999 by and between AMERICAN TOWER, L.P., a Delaware limited partnership, whose business address is 116 Huntington Avenue, Boston, MA 02116 (hereinafter referred to as the "Licensor"), and AGW LEASING COMPANY, INC., a Delaware corporation, whose business address is 230 Peachtree Street, N.W., Suite 1700, Atlanta, Georgia 30303 (hereinafter referred to as the "Licensee").

                                  BACKGROUND
                                  ----------

From time to time Licensee and/or its Affiliates may have the need to reserve or license space on communication towers then-owned or operated by Licensor and/or its Affiliates. This Agreement sets forth the terms and conditions by which Licensee may request to reserve or license space on a communication tower and the terms and conditions by which Licensor shall reserve or license such tower space to Licensee.

                                  AGREEMENTS
                                  ----------

In consideration of the mutual covenants benefiting the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

1.   Definitions.  Capitalized terms defined in the body of this Agreement or in
     -----------
the Schedules hereto are indexed by location on Appendix 1 hereto, Capitalized terms used in this Agreement but not defined herein are defined in Appendix 1.

2.   Parties.  Unless otherwise mutually agreed, the parties hereto agree that
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the terms and conditions herein shall be binding upon and exclusive to each party hereto and their respective Affiliates with respect to any license or lease of space by Licensee or any of its Affiliates on any communications tower and/or communications building or shelter then-owned or operated by Licensor or any of its Affiliates ("Communication Tower(s)") entered into during the Term of this Agreement. This Agreement shall not, unless Licensor specifically agrees otherwise, be applicable to any communication tower, building or shelter which is managed or marketed by Licensor, as agent or representative, on behalf of a third party.

3.   Reservation and License of Tower Space.
     --------------------------------------

     3.1  Application for Co-location/Requests to Reserve or License Space. From
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time to time during the Term, Licensee may submit applications to Licensor to request the reservation or licensing of tower space on any one or more of Licensor's Communication Towers. An application to reserve or license any particular Communication Tower shall be made by Licensee submitting two duly completed counterparts of Schedule 1 (to apply to reserve co-location space) or
Schedule 2 (if the request is to license space), in each case, identifying the tower space that Licensee desires to reserve or license. Licensee may submit requests for multiple spaces at one time, and shall complete for each space two original counterparts of Schedule 1 (to apply to reserve Co-location space) or
Schedule 2 (if the request is to license space).

(a)  Reserved Space.  Within ten (10) Business Days after receiving a completed
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reservation request in the form of Schedule 1 from Licensee, Licensor will notify Licensee if the requested space is available and the terms under which Licensor shall make such Communication Tower available to Licensee by completing, executing and returning an original counterpart of the Schedule 1 submitted by Licensee. The reservation of space requested by Licensee on such
Schedule 1 shall be deemed reserved exclusively for Licensee, in accordance with the reservation terms detailed in such Schedule 1 as executed by both parties, upon the complete execution of such Schedule 1 by both parties. The Reservation Fee for such Reserved Space shall be payable to Licensor by Licensee on or before the tenth (10th) Business Day following Licensee's receipt of the
Schedule 1 executed by Licensor. Tower space reserved in accordance with the foregoing procedures is referred to herein as Reserved Space. Licensee may not install any equipment on any Reserved Space unless and until it has been converted to Licensed Space in accordance with Section 3.1(b). Licensee shall have access to the relevant Communication Tower during the Reservation Period

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in accordance with Section 8 herein to the extent reasonably necessary to facilitate any reasonable due diligence that Licensee desires to perform. In the event that Licensee elects to commission a Phase I environmental assessment during the Reservation Period or Term, Licensee shall promptly provide a photocopy of any such assessment to Licensor. It is expressly agreed that under no circumstances shall Licensor be obligated to perform any remediation of environmental concerns at any of the Communication Towers, subject to the obligations of both parties hereto pursuant to Section 8.3.

          (b) Conversion and Expiration of Reserved Space.  Licensee may elect
              -------------------------------------------
to convert Reserved Space into Licensed Space (as hereinafter defined) by delivering to Licensor (a) within the Reservation Period for such Reserved Space a signed and completed Schedule 2 indicating, among other things, a License Commencement Date not later than the last day of the Reservation Period and (b) together with such Schedule 2, the Initial License Fee for such space. Any
Schedule 2 conversion notice that is submitted without the required payment shall be of no force or effect. Licensee acknowledges that it shall not be entitled to any refund of any portion of any Reservation Fee if Licensee elects to convert Reserved Space to Licensed Space prior to the expiration of the Reservation Period. Any Reserved Space that has not been converted to Licensed Space during the Reservation Period and otherwise in accordance with this
Section 3.1 (b) shall, upon expiration of the Reservation Period, expire and thereafter Licensor shall be free to reserve or license such space to any other Person. Tower space licensed in accordance with the foregoing procedures and
Section 3,11(c) is referred to herein as Licensed Space.

          (c) Licensed Space.  In the event that Licensee desires to license
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space on a Communication Tower which is riot then Reserved Space, Licensee may submit a completed Schedule 2 to Licensor to request the licensing of such space. Within ten (10) Business Days after receiving a completed Schedule 2 from Licensee, Licensor will notify Licensee if the requested site is available and the terms under which Licensor is willing to license such Communication Tower to Licensee by completing and returning an original counterpart of the
Schedule 2 submitted by Licensee. The licensing of space requested by Licensee on such Schedule 2 shall be deemed licensed by Licensee in accordance with the license terms of such Schedule 2 upon execution by both parties and the receipt by Licensor of the Initial License Pee for such Licensed Space on or before the fifth (5th) business day following Licensee's receipt of Licensor's executed
Schedule 2. Tower space licensed in accordance with the foregoing procedures and Section 3.1(b) is referred to herein as Licensed Space.

          (d) Remaining Terms.  The remaining terms and conditions of this
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Agreement shall apply to all Reserved Space and Licensed Space.  Additional terms which only apply to a particular reservation or license of space at a Communication Tower shall be set forth on the executed Schedule 1 or Schedule 2, as applicable. In the event of a conflict between the terms of this Agreement and the terms of an individual Schedule, the terms of the Schedule shall govern.

          (e) Payment.  Any payment due to Licensor by Licensee under this
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Agreement shall be payable to Licensor in the form of a company check (that can be immediately deposited by Licensor) or by wire transfer.

     3.2  Changes to Schedules.  The Licensor anticipates needing, and hereby
          --------------------
reserves the right, to revise the (unexecuted) forms of Schedules 1 and 2 from time to time. The Licensor will furnish Licensee with such Schedules if and when the same are revised, and upon receipt from Licensor, such revised Schedules shall replace the blank form of Schedules attached hereto with respect to Space subsequently reserved or licensed.

4.   Term, Extension Periods.
     -----------------------

     4.1  Term of this Agreement.  The term of this Agreement (the "Term") shall
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commence on the date first written above (the "Effective Date") and, unless earlier terminated in accordance with Section 5, shall continue for the three-year period following the Effective Date and shall remain in effect, with respect to each individual fully executed Schedule attached hereto from time to time, for so long thereafter as any License remains in effect in accordance with the remaining provisions of this Section 4 and for as long as any Reservation period remains unexpired. Notwithstanding the foregoing, the Term of this Agreement shall automatically renew in accordance with the terms and conditions herein for successive periods of three (3) years each as of the end of each then-current

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three-year period unless either party has given the other no less than 90 days prior written notice of its intention to terminate this Agreement effective as of the end of the then-current three-year period.

    4.2  Term of Each License.  The primary term of each License shall commence
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on the License Commencement Date for such License and shall continue for the number of years specified as the Primary Term in Schedule 2 (the "Primary Term"). The term of each License may be extended as follows: (a) the term shall be extended automatically beyond its Primary Term for the number of years specified on Schedule 2 as the First Extension Period (the "First Extension Period") unless Licensee notifies Licensor that it does not wish to extend the term and such notice is given at least ninety (90) days before the First Extension Period is scheduled to begin, (b) the term shall be further extended beyond the First Extension Period for the number of years specified on Schedule 2 as the Second Extension Period (the "Second Extension Period") unless Licensee notifies Licensor that it does not wish to extend the term and such notice is given at least ninety (90) days before the Second Extension Period is scheduled to begin and (c) the term shall be further extended automatically beyond the Second Extension Period for the number of years specified on Schedule 2 as the Third Extension Period (the "Third Extension Period") unless Licensee notifies Licensor that it does not wish to extend the term and such notice is given at least ninety (90) days before the Third Extension Period is scheduled to begin. The License Term of any License shall be the period commencing on the first day of the Primary Term and ending on the last day of the last applicable extension period, if so renewed.

    4.3  Exceptions to Extension Periods.  Notwithstanding anything to the
         -------------------------------
contrary in this Agreement, in the event that any particular Communication Tower subject to a License hereunder is located on property or Licensor's use of such property, is subject to the terms and provisions of an easement, ground lease, license, or right of way (hereinafter collectively referred to as an "Underlying Document") that expires prior to the term of the relevant License then such affected License shall automatically terminate upon termination of Licensee's right to possession of the Communication Tower and/or property under said Underlying Document; provided that such Underlying Document has not been extended by Licensor, Licensor agrees that, it will not do anything concerning an Underlying Document to cause such affected License to be prematurely terminated. Further, Licensor agrees to use commercially reasonable efforts to negotiate an acceptable extension term of any such Underlying Document with a term at least as long as such next applicable extension period or the end of the initial term of the affected License, as applicable provided that in no event shall Licensor be required to commence negotiations more than six months in advance of the scheduled expiration date of the Underlying Document. Licensor hereby warrants and agrees that it shall exercise any renewal option available to it pursuant to the Underlying Document. If Licensor has not received Licensee's notice that it does not wish to extend the term of any License within any of the applicable 90-day notice provisions described in Section 4.2, Licensee will be deemed to have confirmed its intent to extend the License for the next applicable extension period, and Licensor will commence negotiations with the owner of the property in accordance with the terms herein.

5.  Termination
    -----------

    5.1  By Licensor.  Notwithstanding the provisions of Section 4, (a)
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Licensor may terminate this Agreement and each License upon the occurrence of a
Licensee Default and/or (b) upon giving Licensee 12 months' advance notice, Licensor may terminate any particular License in the event Licensor determines in good faith that the Tower Facilities to which such License relates are no longer economically viable according to Licensor's financial return and other investment objectives.

    5.2  By Licensee.  Notwithstanding the provisions of Section 4, (a)
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Licensee may terminate this Agreement and any License, upon the occurrence of a
Licensor Default, (b) Licensee may terminate this Agreement in accordance with
Section 10, (c) Licensee may terminate this Agreement in accordance with Section 8.5, (d) Licensee may terminate this Agreement in accordance with Section 8.6, and (e) Licensee may terminate this Agreement, or any license if Licensee is no longer authorized as a manager for SprintCom, Inc., its affiliates, successors, or related parties.

    5.3  Effectiveness; Effect of Termination.  No termination under this
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Section 5 shall be effective until a termination notice is given by the terminating party to the other party and such notice is specifically identified as a termination notice under this; Section 5. The party exercising its termination rights in accordance with this Section 5

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shall have such cumulative rights and remedies as may be available at law or in equity. Termination shall not affect any obligations or liabilities arising under this Agreement prior to the effective date of such termination or those obligations that expressly survive such termination.

6.   Fees and other Remuneration
     ---------------------------

     6.1  License Fee.  With respect to each License, Licensee shall pay
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Licensor a license fee (the "License Fee") equal to the sum of (a) the License
Fee as specified in Schedule 2 relating to such License (as such License Fee may escalate from time to time as provided in such Schedule) plus (b) the amount of utility charges directly attributable to Licensee's equipment.

     6.2  Taxes and Other Fees.  Licensee shall pay any and all taxes, fees,
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assessments, and any other similar expense attributable to Licensee's equipment or Licensee's use of the Communication Tower (whether constituting a portion of real estate, sales, use, franchise fees or taxes or otherwise).

     6.3  Payments.  With respect to each License, Licensee shall pay to
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Licensor the License Fee on or before the dates specified on Schedule 2, without setoff, deduction or demand. Payments shall be made to the Remittance Address specified on Schedule 2 or to such other address as Licensor may specify from time to time in writing to Licensee. Any payment not received by Licensor within ten (10) days after the due date shall bear interest from the due date until the date received by Licensor at a rate equal to the lesser of (a) the maximum nonusurious rate of interest permitted by applicable law or (b) Eighteen Percent (18%) per annum (the "Past Due Rate). In addition, with respect to any late payment, Licensee shall pay Licensor an Administrative Fee in the amount specified on Schedule 2 to compensate Licensor for the additional administrative costs incurred or anticipated to be incurred by reason of such late payment.

     6.4  Reimbursement of Costs.  Licensee shall provide copies of
          ----------------------
itermodulation studies and NEPA compliance studies performed an the site.

7.   Access Rights.  With respect to each License, Licensee's authorized
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technicians or other persons under Licensee's direct supervision ("Authorized
Personnel" including SprintCom, Inc., its successors, affiliates and related parties) shall have rights of ingress and egress during the License Term in and over the Tower Facilities relating to such License for the purposes of installing, repairing, maintaining, operating, servicing or removing Licensee's equipment and antennae described in Schedule 1 or Schedule 2, as applicable. Licensee understands and agrees that other licensees and their authorized representatives shall have similar access, ingress and egress rights to such Tower Facilities associated therewith for similar purposes. In the event that Licensee requires Authorized Personnel to enter the Tower Facilities and such Authorized Personnel is not in possession of Licensee's lock codes or keys, Licensor shall provide access to the Authorized Personnel by prearrangement with Licensor and in accordance with the Administrative Fees outlined in Schedule 2.

8.   Covenants.
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     8.1  Equipment.  Licensee agrees that all of the equipment to be installed
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upon Licensor's tower and within equipment shelters (if applicable), and upon
Licensor's ground space, will be in substantial compliance with that specified within Schedule 2. Licensee agrees to provide final configuration and equipment list to Licensor prior to executing specific site agreement or commencing construction. Licensee shall have the right to maintain and optimize site with respect to antenna type, configuration, downtilt and orientation.

     8.2  Performance of Work.  Prior to installing any equipment or making any
          -------------------
modifications, enhancements or changes thereto (other than replacements of identical items at the same location) (collectively, the "Work"), the following procedures shall be taken:

          (a) Licensee shall submit to Licensor detailed plans and specifications accurately describing all aspects of the proposed work to be performed including, without limitation, weight and wind load requirements and power supply requirements and evidence that Licensee has obtained all approvals, permits and consents required by, and has otherwise complied with, all Legal Requirements applicable to the performance of the Work.

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          (b) Licensee shall not commence any of the Work until Licensor notifies Licensee of its written approval thereof, which approval, with respect to Licensee's initial installation, will not be unreasonably withheld, conditioned or delayed.

          (c) Licensee shall perform, or cause to be performed, all of the Work in compliance with the plans and specifications approved by Licensor and with all applicable Legal Requirements, Licensee shall ensure that the Work does not interfere with communications systems and equipment of other pre-existing licensees or tower space users on the affected tower and tower facilities or, at any time, with any of Licensors video, data, audio or other transmission system (whether or not installed or modified before or after the License Commencement
Date).

          (d) All Work shall be performed at Licensee's sole cost and expense (including but not limited to any structural analysis or structural modifications and the installation of any of Licensee's equipment), and Licensee shall pay all invoices of labor and materialmen in a timely manner to prevent the imposition of any liens on Licensor's property or Licensee's property located on Licensor's property. In engaging any Person to perform any portion of the Work, Licensee shall require a written waiver from any contractor, subcontractor, laborer or materialman of all rights under state material and mechanic lien laws or other laws to impose a lien on any of Licensor's property.

          (e) Licensor may elect to provide access to standard 110 volt circuitry for the operation of Licensee's equipment. Any other modifications, enhancements or requirements with respect to the electrical power supply will be at Licensee's expense; provided, all such modifications, enhancements and other requirements shall be identified in Licensee's plans and specifications submitted in accordance with Section 8.1(a) and approved of by Licensor.

          (f) All Work shall be performed by qualified contractors (including but not limited to steeplejacks or other tower climbers), subject to the approval of Licensor, with worker's compensation and general liability insurance certificates on file with Licensor naming Licensor as an additional insured and otherwise satisfying the coverage requirements described in Appendix II. Notwithstanding the foregoing, Licensor reserves the right, in its sole discretion, to refuse to permit any person or company to climb any tower structure owned or leased by the Licensor. Licensee shall be solely responsible and liable to Licensor for Licensee's failure to obtain or deliver to Licensor the required insurance certificates from Licensee's approved contractor.

          (g) Upon the completion of Licensee's installation of its equipment at any site, but in no event later than ten (10) Business Days following such completion, Licensee shall provide Licensor with as-built drawings of the equipment installed on the tower and on the premises.

          (h) In no event shall Licensee install or cause to be installed any additional utilities without the prior consent of Licensor, which consent shall not be unreasonably withheld, conditioned or delayed. Further, upon request by Licensor, Licensee shall (at Licensee's expense) secure, to Licensor's reasonable satisfaction, any propane tanks or generators owned by Licensee at any Communication Tower to prevent any damage which might otherwise occur during earthquakes.

         (i) Licensee agrees to comply with the reasonable directions and requirements which Licensor, in its discretion, may from time to time establish in connection with each of the Tower Facilities and the operations of Licensee thereunder, provided that such directions and requirements do not unreasonably interfere with Licensee's ordinary course of business or operations.

         (j) Licensee acknowledges and agrees that, upon reasonable prior notice (except for emergency situations), Licensee shall reduce operating power or cease operation of its equipment which it is necessary to prevent the overexposure of workers on any Communication Tower to RF radiation.

          (k) Licensor reserves the right to perform a pre-installation and/or post-installation audit and review with Licensee and Licensee shall fully cooperate with any such reasonable request by Licensor and shall respond to and address any reasonable concern of Licensor as a result of such audit.

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     8.3  Compliance with Laws.  Licensee shall comply with all Legal
          --------------------
Requirements applicable to each License, Licensee's use of the Tower Facilities related to such License and the installation, ownership, maintenance and use of Licensee's antennae and other equipment contemplated t)y such License including, Without limitation, Legal Requirements governing the transmission or operation of radio communications systems and related equipment, environmental laws and regulations, OSHA, the Federal Aviation Administration (the "FAA"), and the Federal Communication Commission (the "FCC"). The Licensor shall cooperate with Licensee in Licensee's efforts to obtain any permits or other approvals that may be necessary to comply with the preceding sentence; provided, notwithstanding the foregoing, Licensor shall not be required to expend any funds or undertake any liability or obligation in connection with such cooperation. Licensor may, in its sole discretion and if available, make available to Licensee in exchange for an Administrative Fee information which it may periodically collect from all users of a particular Communication Tower which may be useful to Licensee in demonstrating RF compliance.

     8.4  Licensee's Maintenance of Approved Equipment.  Licensee shall maintain
          --------------------------------------------
its equipment in compliance with applicable Legal Requirements. Without limiting the foregoing, Licensee shall comply with all applicable requirements imposed by Part 17 of FCC rules and regulations and any other applicable Legal Requirement as soon as practicable after installation or approved modification of any equipment on any of the Tower Facilities.

     8.5  Maintenance by Licensor.
          -----------------------

          (a) During the Term, Licensor will maintain the applicable Tower Facilities marking and lighting in good order and repair and in material compliance with all applicable Legal Requirements including without limitation,
Part 17 of the rules and regulations of the FCC. In the event Licensee receives notice or otherwise obtains knowledge that a tower is not in compliance with any Legal Requirement, Licensee will immediately so notify Licensor by telecopy and, to the extent necessary, will cooperate in all reasonable respects with Licensor in curing any such noncompliance.

          (b) If Licensor, in its reasonable opinion, determines that any structural modifications or repairs are needed to be made to its tower or surrounding premises due to the presence of Licensee's equipment or approved modifications or such modification which are required to comply with then-current laws or regulations, Licensor shall notify Licensee of such modifications or repairs and give Licensee an estimate of their costs. If such estimate exceeds the annual License Fee, Licensee may terminate the applicable License by notifying Licensor within ten (10) Business Days of receiving such estimate. If Licensee does not terminate the applicable License in accordance with this Section 8.5, Licensor shall proceed with such repairs and modifications and invoice Licensee for the costs and expenses arising from such work. Licensee shall pay Licensor all amounts so invoiced within ten (10) days after receipt of the invoice. Past due amounts will beer interest at the Past Due Rate from the due date until the date paid, In addition, with respect to any late payment, Licensee shall pay Licensor an Administrative Fee in the amount specified on Schedule 2 to compensate Licensor for the additional administrative costs incurred or anticipated to be incurred by reason of such late payment.

     8.6  No Interference.
          ---------------

          (a) Notwithstanding anything to the contrary in this Agreement, Licensee shall ensure, and Licensee's use of any Tower Facilities shall be subject to its ability to ensure, that the operation of all of its equipment is conducted in a manner that does riot interfere electrically, or in any other manner whatsoever, with Licensor's use of the tower on which Licensee's equipment is installed for Licensor's transmission services, if any, with any of Licensor's or other licensee's building systems, or with any pre-existing licensee's or other tower space user's use of such tower. Licensee shall ensure, and Licensee's use of any Tower Facilities shall be subject to its ability to ensure, that operation of all of its equipment is conducted in a manner that does not interfere with Licensor's lighting system located on any of the Communication Towers or, in the event that Licensee's equipment is installed on the rooftop of a building, with equipment of any kind used by building tenants. Upon notice, Licensee shall at its expense take all actions necessary to eliminate such interference and shall immediately cease operations if requested by Licensor until the interference is eliminated, if Licensee does not immediately cease any interfering operation, Licensor shall have the right, in addition to any other rights that it may have, to enjoin such interference or

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to terminate this Agreement. Subsequent to o written request by Licensor, in
Licensors sole discretion, each Licensee transmitter shall have a circulator and harmonic filter installed between the transmitter output and antenna feedline. Also, Licensor may, at its option, require Licensee to supply additional radio frequency interference (RFI) limiting equipment for installation on the equipment of such person whose equipment is experiencing such interference.

          (b) Licensee acknowledges and agrees that Licensor will from time to time market and license to third parties space on the same tower and in the same tower facilities (including equipment structures) as are licensed to Licensee; provided that, Licensor agrees to cause any persons that are installed or modified subsequent to the Commencement Date of the relevant License, on any tower or other Tower Facilities after Licensor enters into a License with Licensee with respect to such same tower or Tower Facilities not to interfere with the operation of Licensee's equipment approved of by Licensor as it exists at: the time Licensor enters into a license agreement with such other person.
In the event Licensee experiences interference caused by other licensees, Licensee shelf notify Licensor of such interference and if Licensor is unable to eliminate the interference, or reduce it to a level acceptable to Licensee, within a period of thirty (30) days, then Licensee may terminate that particular License with written notice to Licensor.

     8.7  Labeling and Identification.  Licensee shall identify its equipment
          ---------------------------
and equipment cabinets (unless such cabinet is located in a building owned by Licensee) by labels provided by Licensor (or, if not provided by Licensor, labels provided by Licensee and designed for such purpose) and shall permanently identify its coaxial cable at the top and bottom. Failure by Licensee to so identify its equipment may cause an interruption in service of licensee's operation and shall constitute a default of this Agreement.

     8.8  Insurance.  Licensee and Licensor shall keep in full force and effect
          ---------
during the term of this Agreement and the term of any License insurance coverage in accordance with Appendix II attached hereto.

9.   Indemnification
     ---------------

     9.1  By Licensee.  Licensee shall indemnify, defend and hold harmless
          -----------
Licensor, its Affiliates and their respective directors, officers, shareholders, successors and assigns from all Damages arising from (a) any Claim to the extent such Claim is attributable to the joint, concurrent or sole negligence, gross negligence, or willful misconduct or strict liability of Licensee, or its agents, employees, representatives, contractors or other Persons acting or engaged by, through or under Licensee, and (b) any material breach by Licensee of any provision of this Agreement.

     9.2  By Licensor.  The Licensor shall indemnify, defend and hold harmless
          -----------
Licensee, its Affiliates and their respective directors, officers, shareholders, successors and assigns from all Damages arising from (a) any Claim to the extent such Claim is attributable to the joint, concurrent or sole negligence, gross negligence. or willful misconduct or strict liability of Licensor, or its agents, employees, representatives, contractors or other Persons acting or engaged by, through or under Licensor., (b) any material breach by Licensor of any provision of this Agreement.

     9.3  Limitation Indemnification.  Neither party shall be responsible or
          --------------------------
liable to any of the foregoing Indemnified Parties for any Damage arising from any Claim to the extent attributable to any acts or omissions of other licensees or tower users occupying any particular Tower Facilities or for any structural or power failures or destruction or damage to the Tower Facilities except to the extent mused by the joint, concurrent, sole or gross negligence, or willful misconduct of such party.

     9.4  Waiver of Certain Damages.  Notwithstanding the provisions of Sections
          -------------------------
9.1 and 9.2, the Indemnified Parties hereby waive the right to recover consequential (including lost profits), punitive, exemplary and similar damages and the multiplied portion of damages except to the extent such damages are suffered by any of the Indemnified Parties in a third-party proceeding,

     9.5  Express Negligence.  THE FOREGOING INDEMNITIES SET FORTH IN THIS
          ------------------
SECTION 9 ARE INTENDED TO BE ENFORCEABLE AGAINST THE PARTIES IN ACCORDANCE WITH THE

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EXPRESS TERMS AND SCOPE THEREOF NOTWITHSTANDING ANY STATE'S EXPRESS NEGLIGENCE
RULE OR ANY SIMILAR DIRECTIVE THAT WOULD PROHIBIT OR OTHERWISE LIMIT INDEMNITIES BECAUSE OF THE SIMPLE OR GROSS NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF ANY OF THE INDEMNIFIED PARTIES.

     9.6  Survival.  The provisions of this Section 9 shall survive the
          --------
termination of this Agreement with respect to any events occurring on or before termination whether or not Claims relating thereto are asserted before or after termination.

10.  Destruction or Condemnation.
     ---------------------------

          (a) In the event that an, Communication Tower is destroyed or damaged by fire, lightning, windstorm, flood, earthquake, explosion, collapse, aircraft or other vehicle damage or other casualty, Licensor shall, unless it shall elect to terminate the term of this Agreement and the related Schedule with respect to the affected Communication Tower as hereinafter provided, promptly reconstruct or repair the Communication Tower to substantially the same condition as existed before the destruction or damage and upon completion give possession to Licensee of substantially the same space licensed under the affected Schedule. If the Communication Tower is in need of such repair or is so damaged by fire, lightning, windstorm, flood, earthquake, explosion, aircraft or other vehicle damage, collapse or other casualty that reconstruction or repair cannot reasonably be undertaken without dismantling Licensee's Facilities, then Licensor may, upon giving written notice to Licensee, remove any Licensee's Facilities and interrupt the signal activity of Licensee but will use reasonable efforts to have Licensee's Facilities replaced as Soon as reasonably possible. Licensee will be afforded the right, at Licensee's sole cost and expense, to install temporary facilities pending repairs, provided such temporary facilities do not interfere in any way with the construction, rebuilding or operation of the Communication Tower. Licensor agrees to provide Licensee alternative space, if available, on the Communication Tower during such reconstruction/repair period. If Licensor elects not to restore the Communication Tower within six month's from the date of any casualty, Licensor may, by notice to Licensee, terminate the term of this Agreement and the relating Schedule only with respect to the affected Communication Tower on the date (not less than thirty day thereafter) set forth in such notice. Should Licensor not substantially restore or replace the Communication Tower in a fashion sufficient to allow Licensee to replace Licensee's Facilities thereon within six (6) months of the date of casualty provided that such 6 month period shall be automatically extended for so long as Licensor has commenced and diligently continues to restore or replace such Communication Tower, then Licensee, upon thirty (30) days' written notice to Licensor may, at its option, terminate the term of this Agreement and the related Schedule with respect to the affected Communication Tower.

          (b) Licensor shall be entitled to terminate the term of this Agreement and the related Schedule with respect to any particular Communication Tower if all or any part of such Communication Tower is acquired, transferred, condemned or taken pursuant to any eminent domain proceeding if as a result any of such event, Licensor has determined not to continue to operate the Communication Tower. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Licensor in all cases. Licensee hereby grants to Licensor all of Licensee's rights to such damages and covenants to deliver such further assignments thereof as Licensor may from time to time request. Nothing contained herein shall be construed to prevent Licensee from prosecuting in any eminent domain proceedings a claim for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Licensor from the taking authority.

          (c) The License Fee with respect to the affected communication Tower shall be abated during any period that the Communication Tower has not been restored following an event described in clauses (a) or (b) above so as to permit Licensee's Facilities to be replaced on the Communication Tower.

11.  Surrender.
     ---------

     11.1 General.  Upon the expiration or termination of any License, Licensee
          -------
shall peaceably deliver Lip and surrender the facilities on which Licensee's equipment was installed or located.

     11.2 Alterations and Improvements.  Upon the termination or expiration of
          ----------------------------
any License, all permanent alterations, installations, changes, replacements, additions or improvements that (a) have been made by Licensee to the related Tower Facilities and (b) cannot be removed without material damage to the remainder of such Tower Facilities, shall be deemed a part of such Tower Facilities and the same shall not be removed.

     11.3 Licensee's Property.  Upon the termination or expiration of any
          -------------------
License and so long as Licensee is not in Default hereunder, Licensee may remove all property owned by Licensee so long as the removal thereof would not cause material damages to property not owned by Licensee and shall repair any damage caused to the Tower Facilities due to the removal of such property at Licensee's expense. Licensee shall remove such property to one (1) foot below grade, and such removal shall be performed by a qualified steeplejack, tower climber or contractor in a workmanlike manner without any interference, damage or destruction to any other equipment, structures or operations of the tower, and without injury or damage to the tower, the surrounding real property or improvements located thereon, If Licensee fails to make such repairs within ten
(10) days after occurrence of such damage, Licensor may perform the necessary repairs at Licensees expense. Licensee shall pay Licensor ell amounts so invoiced within ten (10) days after receipt of the invoice. Past due amounts will beer interest at the Past Due Rate from the due date until the date paid. In addition, with respect to any late payment, Licensee shall pay Licensor an Administrative Fee in the amount specified on Schedule 2 to compensate Licensor for the additional administrative costs incurred or anticipated to be incurred by reason of such late payment. If Licensee fails to remove such property within thirty (30) days after the termination or expiration any License, such property shall be deemed abandoned. The Licensor may, at its option, (a) cause any such abandoned property to be removed at the expense of Licensee which Must be paid prior to Licensee claiming equipment, b) sell all or any part of such property at public or private sale, without notice to Licensee, and retain the proceeds of such sale and/or (c) declare that title to such property shall be deemed to have passed to Licensor.

     11.4 Related Documents.  Upon the termination or expiration of any
          -----------------
License, Licensee shall immediately upon the request and at the expense of Licensor, deliver a release in recordable form of any instruments of record evidencing such License.

12.  Miscellaneous.
     -------------

     12.1 Notices.  All notices, consents, approvals, and other communications
          -------
given to either party under this Agreement shall be in writing to such party at the address set forth for such party as its Notice Address in the Schedules or at such other address as such party shall designate by notice to the other party hereto in accordance with this Section 12.1 and may be delivered personally (including delivery by private courier services, including overnight courier delivery) or by telecopy, or by first-class United States mail, postage prepaid, registered or certified mail with return receipt requested, to the party entitled thereto, and shall be deemed to be duty given or made when received.
In the event that conflicting Notice Addresses appear in the Schedules, the most recent Schedule shall control.

     12.2 Choice of Law.  This Agreement shall be construed and interpreted and
          -------------
the rights of the parties determined in accordance with the internal laws of the Commonwealth of Massachusetts, Each individual License shall be construed and interpreted and the rights of the parties determined in accordance with the internal laws in the state in which the Communication Tower is located, provided that in the event that more than one License is involved in the dispute or controversy the laws of the Commonwealth of Massachusetts shall govern.

     12.3 Entire Agreement Disclaimers, Amendments and Waivers.
          ----------------------------------------------------

          (a) This Agreement, the Appendixes and the Schedules hereto and the additional Schedules that may be executed from time to time by the parties constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

          (b) No endorsement or statement on any check or letter accompanying a check for payment of fee or other amount shall be deemed an accord and satisfaction, and Licensor may accept such check or payment without prejudice to Licensor's right to recover the balance of such fee or other payment or to pursue any other remedy provided in this Agreement. No payment by Licensee or receipt by Licensor of a lesser amount than the periodic installment(s) of the License Fee shall be deemed to apply to any amount other than the earliest then outstanding payment due hereunder.

          (c) LICENSEE ACKNOWLEDGES THAT THE LICENSOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO ANY TOWER FACILITIES INCLUDING, WITHOUT LIMITATION, THE CONDITION OF ANY TOWER FACILITIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, ENVIRONMENTAL CONDITION, OR GEOLOGIC CONDITION). IN FURTHERANCE OF THE FOREGOING, THE LICENSOR EXPRESSLY DISCLAIMS AND NEGATES, AND LICENSEE HEREBY WAIVES (I) ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, (II) ANY IMPLIED OR EXPRESSED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESSED WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY CLAIM FOR DAMAGES BECAUSE OF ANY LATENT OR PATENT DEFECTS OR OTHER DEFECTS, WHETHER KNOWN OR UNKNOWN AND (V) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT ALL TOWER FACILITIES BE LICENSED ON AN AS IS, WHERE IS BASIS, THE PARTIES HERETO AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE CONSPICUOUS DISCLAIMERS.

          (d) No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.
No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly agreed to in writing by the affected party.

     12.4 Assignment.
          ----------

          (a) In the event Licensor mortgages, grants a security interest in or otherwise collaterally assigns its interest in this Agreement or in any License, Licensee will execute and deliver to Licensor's tender or other party to whom such interest is granted (x) an Estoppel certificate certifying as to such reasonable matters as are customarily expressed to lenders and (y) a subordination, attornment and non-disturbance agreement pursuant to which any interest Licensee may have in any Tower Facilities by reason of this Agreement or any License is subordinated to a mortgage lien or other security interest granted in favor of Licensor's lenders; provided, Licensee shall only be obligated to enter into any such subordination, attornment and non-disturbance agreement if, pursuant to the terms thereof, the lender agrees not to disturb Licensees interest in any of the Tower Facilities arising from this Agreement or any License so long as Licensee continues to perform its obligations according to the terms hereof and thereof.

          (b) Licensee may not assign, sublease or sublicense or otherwise transfer all or any interest under this Agreement or any individual Schedule (including, without limitation, duplexing of signals, granting of shared use rights, or utilizing digital or analog interconnect facilities for itself or others) without the prior written consent of Licensor. Notwithstanding the foregoing and so long as Licensee is not then in Default, Licensee may assign this Agreement or any individual Schedule with Licensor's prior written consent which shall not be unreasonably withheld, conditioned or delayed to any of the following: (i) Any corporation, partnership or other entity which controls, is controlled by or under common control with Licensee, provided that Licensee shall continue to remain liable to Licensor hereunder: (ii) Any corporation or other entity resulting from the merger of consolidation of Licensee: (iii) Any corporation, partnership, or other entity, or person which acquires all or substantially all of the assets of Licensee, provided that such assignee assumes in full the obligations of Licensee under the Lease; or (iv) SprintCom, Inc., its successors, affiliates, or related parties. In the event that Licensee requests Licensor's consent to any assignment of this Agreement, Licensee shall be required to pay Licensor an administrative fee of $NA. In the event that Licensee requests Licensor's consent to any assignment or sublease of any individual Schedule, Licensee shall be required to pay Licensor an Administrative Fee for each License as specified in the affected Schedule 2.

     12.5  Brokerage Fees.  Each of Licensor and Licensee represent and warrant
           --------------
to the other that no broker war, involved for such representing person in connection with this transaction and each of Licensor and Licensee agrees to indemnify and hold Licensor harmless from and against the claims of any broker acting on behalf of the indemnifying party in connection with this transaction.

     12.6  Quiet Enjoyment.  The Licensor covenants and agrees that, upon
           ---------------
Licensee's paying the License Fee and observing and performing all of the terms, covenants and conditions on Licensee's part to be observed and performed under this Agreement (including any License), Licensee shall peacefully and quietly enjoy the Tower Facilities covered by each License during the applicable License Term.

     12.7  References.  Any reference herein to a Section shall be deemed to
           ----------
refer to the applicable Section of this Agreement unless otherwise expressly stated herein. Any reference to an Appendix shall be deemed to refer to the applicable Appendix attached hereto, all such Appendix being incorporated herein and made a part hereof by this reference, Any reference to a Schedule shall be deemed to refer to any Schedule signed by Licensor and Licensee and, when so signed, shall he incorporated herein and made a part hereof by this reference.

     12.8  No Third Party Beneficiaries.  This Agreement is solely for the
           ----------------------------
benefit of the parties hereto, their successors and assigns permitted under this Agreement and the indemnified parties under Sections 9.1 and 9.2, and no provisions of this Agreement shall be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right.

     12.9  Recordation of Memorandum.  At Licensee's request and expense
           -------------------------
(including all reasonable expenses incurred by Licensor hereunder), Licensor agrees to execute a memorandum of agreement for a particular License in a form acceptable to Licensor, Licensee agrees to provide Licensor with a certified copy of any such memorandum with five (5) Business Days following any recordation of such memorandum.

     12.10 Limited Relationship.  Nothing contained in this Agreement shall be
           --------------------
deemed or construed by the parties hereto or by any third Person to create the relationship of principal and agent, partnership, joint venture or any association between Licensor and Licensee other than contracting parties.

     12.11 Applicable Standard.  Any approval, consent, decision or election to
           -------------------
be made or given by a party hereunder may be made or given In such party's sole judgment and discretion, unless a different standard (such as reasonableness or good faith) is provided for explicitly.

     12.12 Multiple Counterparts.  This Agreement may be executed in one or
           ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.13 Interest.  Any payment not made on the date required by this
           --------
Agreement shall accrue interest at the Past Due Rate from the due dare of such payment until the date such payment is paid.

     12.14 Interpretation.  Each of the parties has agreed to the use of the
           --------------
particular language of the provisions of this Agreement, and any questions of doubtful interpretation shall not be resolved by any rule or interpretation against the draftsman, but rather in accordance with the fair meaning thereof, having due regard to the benefits and rights intended to be conferred upon the parties hereto and the limitations and restrictions upon such rights and benefits intended to be provided.

     12.15 Dispute Resolution.
           ------------------

           (a) The parties shall first attempt to resolve any claim, controversy or dispute, whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, arising between the parties to this Agreement or between one of the parties to this Agreement and the employees, agents, officers, directors or affiliated business of the other party, through amicable settlement discussions. In the event the parties are unable to settle such dispute within thirty (30) days after initiation of settlement discussions, either party may refer the matter for final resolution by arbitration as prescribed in this Section 12.15.

           (b) All controversies relating to this Agreement and any License shall be settled by arbitration, unless otherwise expressly provided to the contrary elsewhere in this Agreement. The arbitration proceedings shall be held in Suffolk County, Massachusetts or, if arbitration is unavailable there, in the closest county in which arbitration is available, decided by one arbitrator, and governed by the Commercial Arbitration Rules of the American Arbitration Association, as they may exist at the time of the arbitration (excluding payment of all fees and expenses of the parties relating to the arbitration, including without limitation attorneys' fees, and the costs and expenses of the arbitration proceeding, which fees and expenses shall be borne by the losing party in the arbitration unless otherwise required by the applicable state law), and otherwise in accordance with the governing law applicable pursuant to
Section 12.2. A judgment upon the award rendered by the arbitration may be entered in any court of competent jurisdiction. All notices of judicial services in reference to arbitration or enforcement shall be deemed given if transmitted as required by the aforesaid rules, unless otherwise required by the governing law applicable pursuant to Section 12.2.

     12.16 Defaults.
           --------

           (a) Licensee and Licensor shall have fifteen (15) days after receipt of written notice to cure any monetary Licensor Default or Licensee Default, respectively, and thirty (30) days after receipt of written notice to cure any non-monetary Licensor Default or Licensee Default, respectively; provided however, that if any Licensor Default or Licensee Default is not capable of being cured within the requisite period of time, then so long as the party charged with the default has diligently pursued such cure of the default within the prescribed period, the party shall be given the necessary time to cure the default. If subsequent to the foregoing requisite periods of time, there continues to be an event of Licensor Default or Licensee Default, the non-defaulting party may upon thirty (30) days written notice, terminate this Agreement with respect to the applicable Schedule and institute any other proceedings at law or in equity to recover damages from the other party.

           (b) Upon the occurrence of any Licensee Default which is not cured in accordance with Section 12.16(a), Licensor may enter upon the affected Licensed Space(s) without being liable for prosecution or any claims of Damages of such entry, and do whatever Licensee is obligated to do under the terms of this Agreement or any individual License to correct the default. Licensee agrees to reimburse Licensor on demand for any expenses that Licensor may incur in effecting compliance with Licensee's obligations under this Agreement or any License in this manner, and Licensee further agrees that Licensor shall not be liable for any Damages resulting from such action. No action by Licensor pursuant to this Section 12,16(b) shall be construed as an election on Licensor's part to terminate this Agreement or any individual License, unless a written notice of such intention is given to Licensee.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 19th of February, 1999 (the "Effective Date").

LICENSOR:

AMERICAN TOWER, L.P.,
a Delaware limited partnership

By:  ATC GP Inc.  its sole general partner

By:                                   (SEAL)
   -----------------------------------------

Name:  Jeffrey A. Ebihara

Title:  Vice President

Date:  February 8, 1999

LICENSEE:

AGW LEASING COMPANY, INC.,
a Delaware corporation

By:               (SEAL)
   ---------------------

Name:  Shelley Spencer

Title:  Secretary

Date:  February 19, 1999

                                  APPENDIX I

                                 DEFINED TERMS

Administrative Fee - as defined in Schedule 2.

Affiliate(s) means, with respect to any Person, (i) any other Person directly or indirectly controlled by, controlling or under common control with such first Person and (ii) any director or officer of such first Person or of any Person referred to in clause (1) above. For the purposes of this definition control of any Person means ownership, directly or indirectly, of 50% or more of the voting stock of such Person, if a corporation, and ownership of 50% or more of the equity or beneficial interest in any other Person. The general partner of any Person which is a partnership will be deemed to control such Person.

Agreement - as defined in the introductory paragraph,

Authorized Personnel -as defined in Section 7.

Business Day means a day other than a Saturday, Sunday or legal holiday for commercial banks under the laws of the United States or the Commonwealth of Massachusetts.

Claims means demands, claims, suits, actions, proceedings or investigations brought against a Person by an unrelated or unaffiliated Person.

Communication Tower(s) - as defined in Section 2.

Damages means debts, liabilities, obligations, losses, damages, cost and expenses, whether actual, consequential or punitive, interest (including, without limitation, prejudgment interest), penalties, reasonable legal fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.

Effective Date - as defined in Section 4.1.

FCC - as defined in Section 8.3,

First Extension Period - as defined in Schedule 2.

Indemnified Party - shall mean any Person entitled to indemnification under
Section 9.1 or Section 9.2 hereof.

Initial License Fee - as defined in Schedule 2.

Legal Requirements - shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization, or other directional requirement (including, without limitation, any of the foregoing that relates to environmental standards or controls) of any governmental authority.

License - shall mean, with respect to any Licensed Spare, the terms and conditions between Licensor and Licensee governing the license of such space as set forth in this Agreement and the Schedule or Schedules relating to the licensing of such space.

License Commencement Date - as defined in Schedule 2.

License Term - as defined in Section 4.2.

Licensed Space - as defined in Section 3.  1.

Licensee - as defined in the introductory paragraph.

Licensee Default - means the occurrence! of either or both of the following events: (a) failure by Licensee at any time to pay, when due, any sums payable by Licensee hereunder within ten (10) days after notice of such failure is given to Licensee by Licensor and (b) failure by Licensee to observe or perform any other covenant, agreement, condition or provision of this Agreement or any License, if such failure shall continue for more than thirty (30) days after notice of such failure is given to Licensee by Licensor, provided that there shall not be a Licensee Default under this clause (b) with respect to matters that cannot be reasonably cured within such 30 day period so long as within such 30 day period Licensee has commenced such cure and diligently proceeds in a reasonable manner thereafter to complete the same.

License Fee -as defined in Section 6.1.

Licensor - as defined in the introductory paragraph.

Licensor Default - means the occurrence of either or both of the following events: (a) failure by Licensor at any time to pay, when due, any sums payable by Licensor hereunder within ten (10) days after notice of such failure is given to Licensor by Licensee and (b) failure by Licensor to observe or perform any other covenant, agreement, condition or provision of this Agreement or any License, if such failure shall continue for more than thirty (30) days after notice of such failure is given to Licensor by Licensee, provided that there shall not be a Licensor Default under this clause (b) with respect to matters that cannot be reasonably cured within such 30 day period so long as within such 30 day period Licensor has commenced such cure and diligently proceeds in a reasonable manner thereafter to complete the same.

Notice Address - as defined in the Schedules.

Past Due Rate - as defined in Section 6.4.

Person means any natural person, firm, partnership, association, corporation, limited liability company, company, trust, entity, public body or government.

Primary Term - as defined in Schedule 2.

Remittance Address - as defined in Schedule 2,

Reservation Fee - as defined in Schedule 1.

Reservation Period - as defined in Schedule 1.

Reserved Space - as defined in Section 11.

RFI - means radio frequency interference

Schedule(s) - means Schedule 1 (with respect to Reserved Space) or Schedule 2 (with respect to Licensed Space), collectively or individually, which is executed by both Licensor and Licensee and accepted by both parties during the Term in accordance with Section 3.

Second Extension Period - as defined in Schedule 2.

Term - as defined in section 4.1.

Third Extension Period - as defined in Schedule 2.

Tower Facilities - means, with respect to any License, the tower site, tower, equipment structures and other facilities covered by such License.

Work -as defined in Section 8.2.

                                  APPENDIX 11

                                   INSURANCE

A. LICENSOR shall maintain in full force during the term of this Agreement the following insurance:

     1. Worker's Compensation and Employers' Liability insurance as prescribed by applicable law, including insurance covering liability under the Longshoremen's and Harbor Workers' Act and the Jones Act, if applicable;

     2. Comprehensive General Liability Insurance (Bodily Injury and Property Damage), the limits of liability of which shall not tie less than $1,000,000 per occurrence.

     3.   An umbrella policy of riot less than Five Million Dollars
          ($5,000,000),

     The above insurance shall provide that LICENSEE will receive not less than 30 days written notice prior to any cancellation of, or material change in coverage. The insurance specified in this Item A shall contain a waiver of subrogation against LICENSEE and shall name LICENSEE as additional insured provided that the insurance is primary coverage with respect to off insured, and contains a standard cross-liability endorsement.

B. LICENSEE shall maintain in full force during the term of this Agreement, and shall cause all contractors or subcontractors performing Work on any Licensed Site prior to the commencement of any such Work on behalf of Licensee, the following insurance:

     1. Worker's Compensation and Employers' Liability Insurance as prescribed by applicable law, including insurance covering liability under the Longshoremen's and Harbor Workers' Act and the Jones Act, if applicable;

     2. Comprehensive General Liability insurance (Bodily Injury and Property Damage), the limits of liability of which shall not be less than $1,000,000 per occurrence.

     3.   An umbrella policy of not less than Five Million Dollars ($5,000,000).

     The above insurance shall provide that LICENSOR will receive not less than 30 days written notice prior to any cancellation of, or material change in coverage, The insurance specified in this Item B shall contain a waiver of subrogation against LICENSOR and shall name LICENSOR as additional insured provided that the insurance is primary coverage with respect to all insured, and contains a standard cross-liability endorsement.

C. Notwithstanding the foregoing insurance requirements, (a) the insolvency. bankruptcy, or failure of any insurance company carrying insurance for LICENSEE, or failure of any such insurance company to pay claims accruing, shall not be held to waive any of the provisions of this Agreement or relieve LICENSEE from any obligations under this Agreement, and (b) the Licensor reserves the right, from time to time, to increase the required liability limits described above in A Items A and/or B in accordance with then-current customary insurance requirements in the tower industry nationally.

                                  SCHEDULE 1
               SPACE RESERVATION REQUEST/CO-LOCATION APPLICATION

This Schedule 1 is executed and delivered pursuant to that certain Master Tower Space Reservation and License Agreement between Licensor and Licensee dated
, 1999 (the "Master Agreement"). All terms and conditions of the Master Agreement are incorporated herein by reference and made a part hereof for all purposes.

Licensee hereby requests that the following space be reserved on the terms indicated below:

TO BE COMPLETED BY LICENSEE:
---------------------------

Licensee Information:
--------------------
     Licensee's Name:    ___________________________________
     Notice Address:     ___________________________________
     Contact Name:       ___________________________________
     Contact Number:     ___________________________________

Tower Information:
     Tower Name:         ____________   Coordinates:________
     Tower Number:       ____________

Reservation Information:
-----------------------
     Reservation Period: _____ months commencing ____, 199__

Licensee Equipment Information:
------------------------------
     Call Sign:          ____________   RX Frequency:_______
     Antenna Height:     ____________   Antenna Type:_______
     TX Frequency:       ____________   Trans. Line:________


                  Antenna Equipment to be installed on Tower:

          ------------------------------------------------------------------------------------------
                                                       #1             #2             #3
          ------------------------------------------------------------------------------------------
          Quantity:
          ------------------------------------------------------------------------------------------
          Manufacturer:
          ------------------------------------------------------------------------------------------
          Type & Model #:
          ------------------------------------------------------------------------------------------
          Antenna Weigh/Length:
          ------------------------------------------------------------------------------------------
          Line Type:
          ------------------------------------------------------------------------------------------
          Line Quality & Diameter:
          ------------------------------------------------------------------------------------------
          Antenna Mount Height:
          ------------------------------------------------------------------------------------------
          Tower Leg:
          ------------------------------------------------------------------------------------------
          Direction of Radiation:
          ------------------------------------------------------------------------------------------
          Requested Mounting Position:
          ------------------------------------------------------------------------------------------

        Transmission and Other Equipment to be located in (check one):
             ____ Licensee's Building, or ____ Licensor's Building

          ---------------------------------------------------------------------------------------------
                                                       #1             #2             #3
          ---------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------
          Number of cabinets:                                        L
          ---------------------------------------------------------------------------------------------
          # of Transmitters per Cabinet:
          ---------------------------------------------------------------------------------------------
          Manufacturer:
          ---------------------------------------------------------------------------------------------
          Type & Model #:
          ---------------------------------------------------------------------------------------------
          Type of Service:
          ---------------------------------------------------------------------------------------------
          Rack Dimensions:
          ---------------------------------------------------------------------------------------------
          Rated Power:
          ---------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------
          Call Sign:
          ---------------------------------------------------------------------------------------------
          TX Frequency:
          ---------------------------------------------------------------------------------------------
          RX Frequency:
          ---------------------------------------------------------------------------------------------
          Elec. Service Amps/volts*
          ---------------------------------------------------------------------------------------------
          Number of Outlets:
          ---------------------------------------------------------------------------------------------
          Power Outlets:
          ---------------------------------------------------------------------------------------------
          ERP:
          ---------------------------------------------------------------------------------------------
          Dimensions (W" x D" x H")
          ---------------------------------------------------------------------------------------------
          Combiner/# of Parts:
          ---------------------------------------------------------------------------------------------
          Cabinet also contains:
          ---------------------------------------------------------------------------------------------
          Ground Space Dimension (If app)
          ---------------------------------------------------------------------------------------------

TO BE COMPLETED BY LICENSOR
---------------------------

     In the event that Licensee requests ground space for the construction or installation of a building or shelter to be owned by Licensee, the space to be reserved for the location of such building is described on Exhibit A attached hereto.

     Reservation Fee:         $________________

     Administrative Fees:     Access pursuant to Section 7        $_______
                              Assignment pursuant to Section 12.4 $_______
                              Late Payments pursuant to
                              Sections 6.3 and 8.5(b)             $_______
                              RF Compliance Information (if
                              then available) pursuant to
                              Section 83                          $_______

     Notice Address:          1760 The Exchange, N.W.
                              Suite 200
                              Atlanta, Georgia 30339

     Contact Name:            Sue B. Chapman
     Contact Number:          (770) 953-9400

     [OPTIONAL] In the event that the Reserved Space described herein is converted to Licensed Space, the following terms shall apply to such
     License:

     License Fee:             $__________ , payable _________________________

     Annual Escalation of License Fee:  Amount equal to the greater of (a) four percent (4%), or (b) the Consumer Price
                                        Index, but in no event to exceed five
                                        percent (5%) per annum.

     Primary Term:                      Five (5) years
     First Extension Period:            Five (5) years
     Second Extension Period:           Five (5) years
     Third Extension Period:            Five (5) years

Agreed to and Accepted by           Agreed to and Accepted by:
LICENSEE:                           LICENSOR:

AGW Leasing Company, Inc.           American Tower, L.P.
                                    By: ATC GP Inc., its sole general partner

By:                      (SEAL)     By:                      (SEAL)
   ----------------------------        ----------------------------
Name:__________________________     Name:__________________________
Title:_________________________     Title:_________________________
Date:__________________________     Date:__________________________

This Schedule does not constitute Reserved Space until completed and executed by both parties in accordance with Section 3.1(a)

                                  SCHEDULE 2
                TOWER SPACE LICENSE REQUEST/REQUEST TO CONVERT

This Schedule 2 is executed and delivered pursuant to that certain Master Tower Spare Reservation and License Agreement between Licensor and Licensee dated
, 1999 (the "Master Agreement"). All terms and conditions of the Master Agreement are incorporated herein by reference and made a part hereof for all purposes.

Licensee hereby requests that the following space be licensed, or converted from previously Reserved Space, on the terms indicated below:

Licensee Information:
--------------------
     Licensee's Name:         ______________________________
     Notice Address:          ______________________________
                              ______________________________
                              ______________________________

     Contact Name:            ______________________________
     Contact Number:          ______________________________

Licensor Information:
--------------------
     Notice Address:          American Tower, LP
                              1760 The Exchange, N.W.
                              Suite 200
                              Atlanta, Georgia 30339

     Contact Name:            Sue B. Chapman
     Contact Number:          770-953-9400

     Remittance Address:      American Tower, L.P.
                              1760 the Exchange, N.W.
                              Suite 200
                              Atlanta, Georgia 30339
                              Attn:  Accounting Department

Tower Information:
-----------------
     Tower Name:              ___________Coordinates:_______
     Tower Number:            ___________

Licensee Fees and Term:
-----------------------
     License Commencement Date:____________________________________

     License Fee:             __________________, payable _________

     Annual Escalation of License Fee:  Amount equal to the greater of (a) four percent (4%), or (b) the Consumer Price
                                        Index, but in no event to exceed five
                                        percent (5%) per annum.

     Primary Term:                      Five (5) years
     First Extension Period:            Five (5) years
     Second Extension Period:           Five (5) years
     Third Extension Period:            Five (5) years

Administrative Fees:
--------------------
     Access pursuant to Section 7                  ____________
     Assignment pursuant to Section 12.4           ____________
     Late Payments pursuant to Sections
     6.3 and 8.5(b)                                ____________
     RF Compliance Information (if then available)
     pursuant to Section 8.3                       $___________

Licensee Equipment Information:
------------------------------
     Call Sign:           __________    RX Frequency:________
     Antenna Height:      __________    Antenna Type:________
     TX Frequency:        __________    Trans. Line: ________

     In the event that Licensee desires ground space for the construction or installation of a building or shelter to be owned by Licensee, the space to be licensed for the location of such building is described on Exhibit A attached hereto.

                  Antenna Equipment to be installed on Tower:

          ------------------------------------------------------------------------------------------
                                                       #1                  #2             #3
          ------------------------------------------------------------------------------------------
          Quantity:
          ------------------------------------------------------------------------------------------
          Manufacturer:
          ------------------------------------------------------------------------------------------
          Type & Model #:
          ------------------------------------------------------------------------------------------
          Antenna Weigh/Length:
          ------------------------------------------------------------------------------------------
          Line Type:
          ------------------------------------------------------------------------------------------
          Line Quality & Diameter:
          ------------------------------------------------------------------------------------------
          Antenna Mount Height:
          ------------------------------------------------------------------------------------------
          Tower Leg:
          ------------------------------------------------------------------------------------------
          Direction of Radiation:
          ------------------------------------------------------------------------------------------
          Requested Mounting Position:
          ------------------------------------------------------------------------------------------

        Transmission and Other Equipment to be located in (check one):
             ____ Licensee's Building, or ____ Licensor's Building

          ------------------------------------------------------------------------------------------
                                                       #1                  #2             #3
          ------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------
          Number of cabinets:
          ---------------------------------------------------------------------------------------------
          # of Transmitters per Cabinet:
          ---------------------------------------------------------------------------------------------
          Manufacturer:
          ---------------------------------------------------------------------------------------------
          Type & Model #:
          ---------------------------------------------------------------------------------------------
          Type of Service:
          ---------------------------------------------------------------------------------------------
          Rack Dimensions:
          ---------------------------------------------------------------------------------------------
          Rated Power:
          ---------------------------------------------------------------------------------------------
          Call Sign:
          ---------------------------------------------------------------------------------------------
          TX Frequency:
          ---------------------------------------------------------------------------------------------
          RX Frequency:
          ---------------------------------------------------------------------------------------------
          Elec. Service Amps/volts*
          ---------------------------------------------------------------------------------------------
          Number of Outlets:
          ---------------------------------------------------------------------------------------------
          Power Outlets:
          ---------------------------------------------------------------------------------------------
          ERP:
          ---------------------------------------------------------------------------------------------
          Dimensions (W" x D" x H")
          ---------------------------------------------------------------------------------------------
          Combiner/# of Parts:
          ---------------------------------------------------------------------------------------------
          Cabinet also contains:
          ---------------------------------------------------------------------------------------------
          Ground Space Dimension (If app)
          ---------------------------------------------------------------------------------------------

Other Provisions:
----------------

     All licenses for tower sites located in the state of Florida shall include the following provisions in this section: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit." Additional provisions may be inserted here on a site-specific basis.

Agreed to and Accepted by           Agreed to and Accepted by:
LICENSEE:                           LICENSOR:

AGW Leasing Company, Inc.           American Tower, L.P.
                                    By: ATC GP Inc., its sole general partner

By:                      (SEAL)     By:                        (SEAL)
   ----------------------------        ------------------------------
Name:__________________________       Name:__________________________
Title:_________________________       Title:_________________________
Date:__________________________       Date:__________________________

This Schedule does not constitute Licensed Space until completed and executed by both parties in accordance with Section 3.1

                         FIRST AMENDMENT TO SCHEDULE 2
                         -----------------------------
                              TOWER SPACE LICENSE
                              -------------------

     THIS FIRST AMENDMENT TO SCHEDULE 2, TOWER SPACE LICENSE (the "Amendment") is made and entered into as of the 20th day of July, 2000, by and between AMERICAN TOWER, LP. ("Licensor") and AGW LEASING COMPANY, INC., ("Licensee").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Licensor and Licensee entered into that certain Master Tower Space Reservation and License Agreement dated February 19, 1999, ("Master Lease") for the reservation and/or licensing of space by Licensee on tower owned or operated by Licensor ("Master Lease"); and

     WHEREAS, Licensor and Licensee entered into that certain Tower Space License, Schedule 2 to the Master Lease, dated June 26, 2000, for the tower site located at 389 Green Swamp Road, Bolton, North Carolina ("License Agreement"); and

     WHEREAS, Licensor and Licensee wish to modify the License Agreement as set forth hereinafter.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The "Antenna Mount Height" as described under section entitled Antenna Equipment" on page 2 of the License Agreement is hereby amended to read 265 feet.

     2. All terms used herein shall have the same meaning as when used in the License Agreement unless specifically revised, altered or amended herein.

     3. Except as specifically revised or amended hereby, all of the terms, conditions, covenants and agreements in the License Agreement and the Master Agreement shall remain in full force and effect, shall be binding upon Licensor and Licensee, their heirs, successors and assigns and are hereby ratified and affirmed.

                      SIGNATURES BEGIN ON FOLLOWING PAGE

          IN WITNESS WHEREOF, Licensor and Licensee have set their hand and affixed their respective seals as of the day and year first above written.


                                    LICENSOR:

Signed, sealed and delivered in     AMERICAN TOWER, LP.,
in the presence of:                 by: ATC GP, Inc., its sole general partner

_____________________________
Unofficial Witness
                                    By:______________________________
_____________________________       Name:  Richard C. Beesley
Notary Public                       Title:  Vice President/Area Gen. Manager
                                    Date:     1st August 2000
[NOTARY SEAL]
                                    [CORPORATE SEAL]


                                    LICENSEE:

Signed, sealed and delivered in     AGW LEASING COMPANY, INC.
in the presence of:                 a Delaware corporation

_____________________________
Unofficial Witness
                                    By:_____________________________
_____________________________       Name:  Shelley Spencer
Notary Public                       Title:  V.P. Law & Secretary
                                    Date:     7/22/00
[NOTARY SEAL]
                                    [CORPORATE SEAL]